Supplement dated August 17, 2023 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2023 for the Pacific Life Retirement Growth and Income Annuity individual single premium annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Life Retirement Growth and Income Annuity contract statutory prospectus ("Prospectus") unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This Rate Sheet Prospectus Supplement ("Supplement") should be read, retained, and used in conjunction with the effective Prospectus . If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectuses or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing "Pacific Life Retirement Growth and Income Annuity" under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Guaranteed Lifetime Withdrawal Benefit rider in effect on or after the date below. For complete information about the Guaranteed Lifetime Withdrawal Benefit, see the Prospectus.

The percentages below apply for applications signed on or after September 1, 2023.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 722-4448 to confirm the most current percentages.

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.80%	5.00%

The current Withdrawal Percentages are the following:

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59 1/2	0%	0%
59 1/2	4.50%	4.00%
60	4.50%	4.00%
61	4.50%	4.00%
62	4.50%	4.00%
63	4.50%	4.00%
64	4.50%	4.00%
65	5.25%	4.75%
66	5.25%	4.75%
67	5.25%	4.75%
68	5.25%	4.75%
69	5.25%	4.75%
70	5.75%	5.25%
71	5.75%	5.25%
72	5.75%	5.25%

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
73	5.75%	5.25%
74	5.75%	5.25%
75	6.00%	5.50%
76	6.00%	5.50%
77	6.00%	5.50%
78	6.00%	5.50%
79	6.00%	5.50%
80	6.25%	5.75%
81	6.25%	5.75%
82	6.25%	5.75%
83	6.25%	5.75%
84	6.25%	5.75%
85	6.25%	5.75%
86	6.25%	5.75%
87	6.25%	5.75%
88	6.25%	5.75%
89	6.25%	5.75%
90	6.25%	5.75%
91	6.25%	5.75%
92	6.25%	5.75%
93	6.25%	5.75%
94	6.25%	5.75%
95 and older	6.25%	5.75%

* The Age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) at the time of the first withdrawal, excluding an Emergency Withdrawal, after age 59 1/2 or the first withdrawal, excluding an Emergency Withdrawal, after an Automatic or Owner-Elected Reset occurs.

In order for you to receive the percentages reflected above, your application must be signed on or after the date referenced above, your application must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the application sign date. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current rates have changed since the date you signed your application, the following will apply:

•  If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

•  If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.

•  If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

Form No. PLRGIARS0823